8-K CINCINNATI BELL INC.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 1, 2011

CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8519 (Commission File Number)	31-1056105 (IRS Employer Identification No.)

221 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.

Section 1 - Registrant's Business and Operations

Item 1.01 Amendment of a Material Definitive Agreement.

Amended Receivables Purchase Agreement

On August 1, 2011, Cincinnati Bell Inc. (the “Company”), closed the sale of substantially all of the assets of its Complete Protection alarm monitoring business to Guardian Alarm of Ohio, Inc. In connection with that transaction, the Company, its wholly-owned receivables subsidiary Cincinnati Bell Funding LLC (“CB Funding”), the various Purchasers and Purchaser Agents identified therein and PNC Bank, National Association as Administrator and LC Bank entered into the First Amendment to Receivables Purchase Agreement dated as of August 1, 2011 (the “First Amendment to Receivables Purchase Agreement”). The First Amendment to Receivables Purchase Agreement amends the Company's Amended and Restated Receivables Purchase Agreement entered into on June 6, 2011 among the Company, CB Funding, the various Purchasers and Purchaser Agents identified therein and PNC Bank, National Association (the “Receivables Purchase Agreement”), by removing certain accounts receivable from the facility and removing the Company's wholly owned subsidiary Cincinnati Bell Complete Protection Inc. (“CBCP”) as an Originator. On August 1, 2011, the Company, CB Funding, and the Originators party thereto entered into the First Amendment to Purchase and Sale Agreement dated as of August 1, 2011 among CBCP, as an exiting Originator, the other Originators identified therein, CB Funding, and the Company as sole member of CB Funding and as Servicer (the “First Amendment to Purchase and Sale Agreement”). The First Amendment to Purchase and Sale Agreement amends the Amended and Restated Purchase and Sale Agreement entered into on June 6, 2011 among CB Funding, the Company, and the various Originators identified therein (the “Purchase and Sale Agreement”), by removing CBCP as an Originator to the Purchase and Sale Agreement.

A copy of the First Amendment to Receivables Purchase Agreement is attached to this Current Report as Exhibit 99.1, and a copy of the First Amendment to Purchase and Sale Agreement is attached to this Current Report as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1
First Amendment to Receivables Purchase Agreement dated as of August 1, 2011, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Various Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator and LC Bank.

99.2
First Amendment to Purchase and Sale Agreement dated as of August 1, 2011 among the Originators identified therein, Cincinnati Bell Funding LLC and Cincinnati Bell Inc. as Servicer and sole member of Cincinnati Bell Funding LLC.

Form 8-K	Cincinnati Bell Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel & Secretary

Date: August 3, 2011

Exhibit Index

Exhibit No.	Exhibit

99.1
First Amendment to Receivables Purchase Agreement dated as of August 1, 2011, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Various Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator and LC Bank.

99.2
First Amendment to Purchase and Sale Agreement dated as of August 1, 2011 among the Originators identified therein, Cincinnati Bell Funding LLC and Cincinnati Bell Inc. as Servicer and sole member of Cincinnati Bell Funding LLC.